Rule 497(e)
                                                              File No. 33-83928



                         RETIREMENT PLAN SERIES ACCOUNT
                                       OF
                   GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

                     Supplement dated April 2, 2002, to the
                         Prospectus dated April 30, 2001



The contract will no longer be available to new investors as of April 2, 2002. Therefore, annually updated prospectuses for the contract will no longer be delivered.

However, existing contract owners may continue to make additional contributions and participate in the contract according to its terms.

Furthermore, existing contract owners will continue to receive other types of information in order to keep abreast of their investments and other activity arising under their contracts. This information may include the following:

          (1) current prospectuses, annual and semi-annual reports, and other periodic reports of the underlying portfolios;

          (2) confirmations of contract owner transactions;

          (3) audited financial statements of Great-West and the Retirement Plan Series Account; and

          (4) an annual statement of the number of units and values in each contract owner's account.


               Please keep this supplement for future reference.